                               SUBORDINATION DEED

                               dated 19 July 2004

                                       for

                      ALLIED HEALTHCARE INTERNATIONAL INC.

                                    as Parent

                                       and

                                BARCLAYS BANK PLC

                                    as Agent

                                       and

                         ALLIED HEALTHCARE GROUP LIMITED

                                 as the Company

                                [LINKLATERS LOGO]

                                Ref: JMS/LSW/JULC

TABLE OF CONTENTS

CLAUSE                                                                      PAGE

THIS DEED is made on 19 July 2004 BETWEEN:

(1)  ALLIED HEALTHCARE INTERNATIONAL INC., (the "PARENT")

(2)  BARCLAYS BANK PLC as agent for the Finance Parties (the "AGENT")

(3)  ALLIED HEALTHCARE GROUP LIMITED (the "COMPANY").

BACKGROUND

(A)  The Parent has agreed that, subject to the terms and conditions of this
     Deed, the Junior Debt shall be subordinated in right of payment to the
     Senior Debt.

(B)  The Board of Directors of the Parent is satisfied that entering into this
     Deed is for the purposes and for the benefit of the Parent and its business.

(C)  The parties to this Subordination Deed intend that it shall take effect as a deed (even though the Agent only executes it under hand).

IT IS AGREED as follows:

1.   DEFINITIONS AND INTERPRETATIONS

1.1  DEFINITIONS

     In this Deed, terms defined and references construed in the Facility
     Agreement shall have the same meaning and construction and, except to the extent that the context requires otherwise:

     "FACILITY AGREEMENT" means the Facility Agreement dated on or about the date of this Deed between, among others, the Parent, the Company and the
     Agent, in the form it takes at the date of this Deed.

     "GUARANTEE" means any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness.

     "JUNIOR DEBT" means the indebtedness of the Company to the Parent under or in connection with the Junior Finance Document.

     "JUNIOR FINANCE DOCUMENT" means the term note issued by the Company to the
     Parent in the sum of US$55,500,000 and dated on or about the date of this
     Deed, in the form it takes at the date of this Deed or as amended in accordance with Clauses 2.5 (No Amendment) and 3.5 (No Amendment).

     "PERMITTED PAYMENTS" means payments and receipts permitted by Clause 4
     (Permitted Payments) as long as they are so permitted.

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     "SENIOR DEBT" means the indebtedness of the Company to the Finance Parties under or in connection with the Senior Finance Documents.

     "SENIOR DEBT DISCHARGE DATE" means the first date on which all Senior Debt has been fully and irrevocably paid or discharged and no further Senior
     Debt is capable of becoming outstanding.

     "SENIOR FINANCE DOCUMENTS" means the Facility Agreement and each other
     Finance Document.

1.2  CONSTRUCTION

(a)  Except to the extent that the context requires otherwise, any reference in this Deed to:

     (i)       any DOCUMENT (including this Deed) is a reference to that
               document as from time to time amended, supplemented, novated, restated or replaced and includes a reference to any document which amends, supplements, novates, restates or replaces, or is entered into, made or given under or in accordance with any of the terms of, that document;

     (ii)      "INDEBTEDNESS" includes any obligation (whether present or future, actual or contingent, secured or unsecured, as principal, surety or otherwise) for the payment or repayment of money.

1.3  HEADINGS

     Headings shall be ignored in construing this Deed.

1.4  NO CHARGE

     Nothing in Clause 5.1 (Trust and Turnover) or Clause 6.4 (Distributions) is
     intended to create a charge or other security interest.

2.   UNDERTAKINGS OF COMPANY

     Until the Senior Debt Discharge Date, except with the consent of the Agent:

2.1  NO PAYMENTS

     Subject to Clause 6 (Subordination on Insolvency), the Company shall not pay, prepay, repay or make any distribution in respect of, or purchase or acquire, any Junior Debt in cash or in kind, except for Permitted Payments.

2.2  SUBSIDIARIES

     The Company shall ensure that none of its Subsidiaries purchases or acquires any Junior Debt.

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                                      -2-

2.3  NO SET-OFF

     The Company shall not exercise any set-off against any Junior Debt, except to the extent that payment of that Junior Debt would constitute a Permitted
     Payment.

2.4  NO SECURITY

     The Company shall not create or have outstanding any Security over any of its assets for, or any Guarantee for, or in respect of, any Junior Debt.

2.5  NO AMENDMENT

     The Company shall not amend, vary, waive, release or supplement any provision of the Junior Finance Document except to the extent permitted by
     Clause 3.5 (No Amendment).

2.6  NO OTHER ACTION

     The Company shall not take or omit to take any action whereby the ranking and/or subordination contemplated by this Deed may be impaired.

3.   UNDERTAKINGS OF THE PARENT

     Until the Senior Debt Discharge Date, except with the consent of the Agent:

3.1  NO PAYMENT

     Subject to Clause 6 (Subordination on Insolvency), the Parent will not demand or receive payment, prepayment, repayment or any distribution in respect of any Junior Debt in cash or in kind or apply any money or property in or towards discharge of any Junior Debt, except in each case for Permitted Payments.

3.2  NO SET-OFF

     The Parent will not exercise any set-off against any Junior Debt, except to the extent that payment of that Junior Debt would constitute a Permitted
     Payment.

3.3  NO SECURITY

     The Parent will not permit to subsist or receive any Security or Guarantee for, or in respect of, any Junior Debt.

3.4  NO OTHER ACTION

     The Parent will not take or omit to take any action whereby the ranking and/or subordination contemplated by this Deed may be impaired.

3.5  NO AMENDMENT

     The Parent will not amend, vary, waive, release or supplement any provision of the Junior Finance Document.

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                                      -3-

3.6  NO CANCELLATION

     The Parent will not cancel or transfer any Junior Debt or any commitment to provide any Junior Debt.

4.   PERMITTED PAYMENTS

4.1  PERMITTED PAYMENTS

     Subject to Clauses 4.2 (Suspension of Permitted Payments) and 6
     (Subordination on Insolvency), the Company may pay, and the Parent may
     receive and retain payment in respect of, Junior Debt, to the extent that such payment:

     (a) constitutes a scheduled payment of interest on the Junior Debt:

         (i)   not earlier than the date on which it was scheduled to be due in accordance with the original terms of the Junior Finance
               Document; and

         (ii)  on the basis that an amount equal to or greater than such interest payment is lent to the Company under the Junior Finance
               Document as new Junior Debt within 5 Business Days of the date of the payment of interest; or

     (b) is approved by the Agent (acting on the instructions of the Majority
         Lenders).

4.2  SUSPENSION OF PERMITTED PAYMENTS

     Except in the case of a payment made in accordance with Clause 6.2 (Filing of Claims) or 6.3 (Filing by Parent) after the occurrence of an event described in Clause 6.1 (Subordination Events), no payment or receipt shall constitute a Permitted Payment if an event of default, potential event of default or other termination event under any Senior Finance Document occurs.

4.3  SET-OFF

     In this Clause 4, a payment or receipt includes a discharge by set-off.

5.   TURNOVER OF NON-PERMITTED PAYMENTS

5.1  TRUST AND TURNOVER

     If at any time the Parent receives a payment of the kind described in
     Clause 5.2 (Non-Permitted Payments), the Parent will:

(a)  notify the Agent of such receipt,

(b)  hold any payment so received on trust for the Finance Parties in a separate account, and

(c)  pay and distribute any payment so received, or (in the case of a set-off)
     pay an equivalent amount, on demand, to the Agent for application in or towards the Senior Debt until the Senior Debt Discharge Date.

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5.2  NON-PERMITTED PAYMENTS

     The payments to which Clause 5.1 (Trust and Turnover) refers are as follows:

(a)  receipt by the Parent of a payment (including by way of set-off) or distribution in cash or in kind of, or on account of, any Junior Debt other than a Permitted Payment;

(b)  receipt by the Parent (including by way of set-off) of the proceeds of enforcement of any Security, or payment under any Guarantee, for any Junior
     Debt; or

(c)  the making by the Company or any of its Subsidiaries of any payment or distribution, in cash or in kind, on account of the purchase or any acquisition of any Junior Debt.

6.   SUBORDINATION ON INSOLVENCY

6.1  SUBORDINATION EVENTS

     Until the Senior Debt Discharge Date, if:

(a)  any of the events set out in Clause 23.7 (Insolvency proceedings) of the
     Facility Agreement occurs with respect to the Company;

(b)  the Company makes a general assignment or an arrangement or composition for the benefit of all (or a particular type of) its creditors a moratorium is agreed or declared in respect of or affecting all or a material part of the indebtedness of the Company; or

(c)  any event occurs which, under the law of any relevant jurisdiction, has an analogous or equivalent effect to any event described in Clauses 6.1(a) to
     6.1(b),

     the following provisions of this Clause 6 shall apply.

6.2  FILING OF CLAIMS

     The Agent may, and is irrevocably authorised on behalf of the Parent to:

(a)  claim, enforce and prove for the Junior Debt;

(b)  file claims and proofs, give receipts and take all such proceedings in respect of filing such claims or proofs and do all such things as the Agent sees fit to recover the Junior Debt; and

(c)  receive all distributions of the Junior Debt for application towards the
     Senior Debt.

6.3  FILING BY PARENT

     If and to the extent that the Agent is not entitled, or elects not, to take any of the action described in Clause 6.2 (Filing of Claims), the Parent will do so promptly on request by the Agent.

6.4  DISTRIBUTIONS

     Until the Senior Debt Discharge Date:

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                                      -5-

(a)  the Parent will hold all payments and distributions in cash or in kind received or receivable by it in respect of the Junior Debt from the Company or its estate or from any other source on trust for the Finance Parties;

(b)  the Parent will pay and transfer such amounts on demand or, in the case of a set-off, pay an amount equal to that payment or distribution on demand, to the Agent for application towards the Senior Debt;

(c)  the Parent hereby directs the trustee in bankruptcy, liquidator, assignee or other person distributing the assets of the Company or Parent or their proceeds to pay distributions in respect of the Junior Debt directly to the
     Agent; and

(d)  the Parent will promptly do whatever the Agent reasonably requests to give effect to this Clause 6.4.

7.   TREATMENT OF DISTRIBUTIONS

7.1  REALISATION

     If the Agent receives any distribution otherwise than in cash in respect of the Junior Debt from the Company or any other source, it may deal with and/or apply the distribution as it sees fit, provided the same is in accordance with the Finance Documents. The Senior Debt shall not be reduced by the distribution until and except to the extent that any net realisation proceeds are applied towards the Senior Debt.

7.2  TRANSFER OF DISTRIBUTIONS

     The Parent will at its own expense do all such things as the Agent may reasonably require as being necessary or desirable to transfer to the Agent all payments and distributions which must be turned over to the Agent or held on trust for the Finance Parties, including endorsements and execution of formal transfers, and will pay all reasonable costs and stamp duties in connection therewith.

7.3  FAILURE OF TRUST

     If a trust in favour of, or a holding of property for, the Finance Parties under this Deed is invalid or unenforceable, the Parent will pay and deliver to the Agent an amount equal to the payment, receipt or recovery in cash, or in kind actually received by the Parent, which the Parent would otherwise have been bound to hold on trust for or as property of the
     Finance Parties.

8.   ENFORCEMENT BY PARENT

     Until the Senior Debt Discharge Date, except with the written consent of the Agent the Parent will not:

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                                      -6-

8.1  NO ACCELERATION

     Accelerate any Junior Debt or otherwise declare any Junior Debt prematurely due or payable by reason of any default or otherwise.

8.2  NO ATTACHMENT

     Enforce any Junior Debt by way of attachment, set-off, execution or otherwise.

8.3  NO CREDITOR PROCESS

     Sue for, or institute any process (including an injunction, specific performance, garnishment, execution or levy, whether before or after judgment) against the Company or its assets in respect of, any obligation
     (whether or not for the payment of money) owing to it in respect of any
     Junior Debt.

8.4  NO INSOLVENCY PROCEEDINGS

     Initiate or support or take any of the steps set out in Clause 23.7
     (Insolvency Proceedings) of the Facility Agreement involving the Company or its assets, whether by petition, convening a meeting, voting for a resolution or otherwise, except that the Parent may participate in any proceedings that a Finance Party has initiated or is a party to pursuant to the Senior Finance Documents.

9.   VOTING

9.1  VOTING RIGHTS

     Until the Senior Debt Discharge Date, the Agent may (and is hereby authorised to) exercise all powers of convening meetings, voting and representation in respect of the Junior Debt and the Parent shall promptly execute and/or deliver to the Agent such forms of proxy and of representation as it may require with a view to enabling such person as it may select to exercise those rights.

9.2  EXERCISE BY PARENT

     Until the Senior Debt Discharge Date, if and to the extent that the Agent is not entitled to exercise a power conferred by Clause 9.1 (Voting Rights)
     the Parent:

(a)  will exercise the power as the Agent directs; and

(b)  will not exercise it so as to impair this subordination.

10.  CONSENTS

10.1 NO-OBJECTION

     The Parent shall not have any remedy against the Company or any Finance
     Party by reason of the entry by any of them into any Senior Finance
     Document, or any other agreement between any Finance Parties and the
     Company, or any waiver or consent, or

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                                      -7-

     any requirement or condition imposed by or on behalf of the Finance Parties on the Company under any Senior Finance Document, or such other agreement, which violates or is or causes an event of default or potential event of default (however described) under the Junior Finance Document. The Parent may not object to any such matter by reason of any provision of the Junior
     Finance Document.

10.2 WAIVERS

     Any waiver or consent by or on behalf of any or all of the Finance Parties under any Senior Finance Document (including any waiver of any breach or default or condition precedent, and any consent to any extension of availability of the Senior Debt) will be deemed also to have been given by the Parent (on the same terms and conditions, with appropriate changes) if any transaction or circumstance would, in the absence of that waiver or consent by the Parent, violate or contravene the Junior Finance Document or constitute an event of default or potential event of default (however described) under the Junior Finance Document or lead to unavailability of any Junior Debt.

11.  INFORMATION

11.1 DEFAULTS

     The Parent will promptly notify the Agent of the occurrence of any event of default or potential event of default (however described) under the Junior
     Finance Document to which it is party.

11.2 AMOUNT OF JUNIOR DEBT

     The Parent will on written request by the Agent from time to time notify the Agent in writing of details of the amount of the Junior Debt owed to it and give the Agent copies of all Junior Finance Document to which it is party as soon as entered into.

12.  PROTECTION OF SUBORDINATION

12.1 CONTINUING SUBORDINATION

     The subordination provisions in this Deed shall:

(a)  remain in full force and effect by way of continuing subordination; and

(b)  not be affected in any way by any settlement of account (whether or not any
     Senior Debt remains outstanding) or other matter or thing whatsoever.

12.2 SUBORDINATION UNAFFECTED

     Without prejudice to the generality of Clause 12.1 (Continuing
     Subordination), neither the subordination in this Deed nor the obligations of the Parent shall be affected in any way by:

(a)  any time, indulgence, concession, waiver or consent given to, or composition with, the Company or any other person, whether by the Agent or any other person;

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(b)  any amendment to or change in any Security, guarantee or indemnity, or the terms of any Junior Debt or Senior Debt;

(c)  the making or absence of any demand for payment of any Junior Debt or
     Senior Debt on the Company or any other person, whether by the Parent or the Agent or any other person;

(d)  the enforcement or absence of enforcement of any Security, guarantee or indemnity or any rights under the Junior Debt or Senior Debt;

(e)  the taking, existence or release of any other Security, guarantee or indemnity;

(f)  the occurrence of the Event of Default set out in Clause 23.7 (Insolvency
     proceedings), or any step being taken in respect of that Event of Default;
     or

(g)  the illegality, invalidity or unenforceability of, or any defect in, any provision of any agreement or document relating to the Junior Debt or
     Senior Debt or any Security, guarantee or indemnity (including the Junior
     Finance Document or any Senior Finance Document) or any of the rights or obligations of any of the parties under or in connection with any such document or any Security, guarantee or indemnity (including the Junior
     Finance Document or any Senior Finance Document).

12.3 IMMEDIATE RECOURSE

     The Parent waives any right it may have of requiring any Finance Party to proceed against or enforce any other right or security or claim payment from any person before claiming the benefit of this Deed.

12.4 EXERCISE OF PARENT'S RIGHTS

     Until the Senior Debt Discharge Date;

(a)  any rights of the Parent, by reason of the performance or enforcement of any of its obligations under Clause 5 (Turnover of Non-Permitted Payments),
     6 (Subordination on Insolvency) or 7 (Treatment of Distributions), or any
     other provision of this Deed, to be indemnified by any person, to prove in respect of any liability as a result of the occurrence of any of the events set out in Clause 23.7 (Insolvency proceedings) of the Facility Agreement in relation to any person or to take the benefit of or enforce any
     Security, guarantees or indemnities, shall be exercised and enforced only in such manner and on such terms as the Agent may require; and

(b)  any amount received or recovered by the Parent:

     (i)       as a result of any exercise of any such rights; or

     (ii)      as a result of the occurrence of any of the events set out in
               Clause 23.7 (Insolvency proceedings) of the Facility Agreement in relation to any person,

     shall be held in trust for and immediately paid to Agent.

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                                      -9-

12.5 DISCHARGE

     The Company hereby irrevocably waives any right to appropriate any payments to, or other sum received, recovered or held by, the Agent in or towards discharge of a particular part of the Senior Debt and agrees that the Agent shall have the exclusive right to appropriate any such payment or other sum in accordance with this Deed.

12.6 SUSPENSE ACCOUNTS

     Any amount received or recovered by any Finance Party, any Receiver or any
     Delegate in exercise of its rights under this Deed may be credited to an interest bearing suspense account. That amount may be kept there (with any interest earned being credited to that account) until the Finance Party is satisfied that all the Senior Debt has been discharged in full and that all facilities which might give rise to Senior Debt have terminated.

13.  NO RIGHTS IN FAVOUR OF PARENT OR COMPANY

13.1 PRESERVATION OF JUNIOR DEBT

     As between the Company and the Parent only, the Junior Debt shall remain owing or due and payable in accordance with the terms of the Junior Finance
     Document.

13.2 NO RIGHTS

     Neither the Company nor the Parent shall have any rights under this Deed.
     None of the undertakings in this Deed by the Finance Parties are given to or for the benefit of the Company or any Parent.

13.3 NO LIABILITY

     No Finance Parties will be liable to the Parent:

(a)  for the manner of exercise or for any non-exercise of the powers of any or all of the Finance Parties under this Deed; or

(b)  for failure to collect or preserve the Junior Debt,

     and none of the undertakings in this Deed on the part of the Parent are given to or for the benefit of the Parent.

14.  POWER OF ATTORNEY

14.1 APPOINTMENT

     By way of security for their obligations, the Parent irrevocably appoints the Agent as its attorney to do anything which it:

(a)  has authorised the Agent to do under this Deed; and

(b)  is required to do by this Deed but has failed to do.

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                                      -10-

14.2 DELEGATION

     The Agent may delegate the power of attorney in Clause 14.1 (Appointment).

15.  CHANGES TO THE PARTIES

15.1 SUCCESSORS AND ASSIGNS

     This Deed is binding on the successors and permitted assigns of the parties to it. Any reference to any party shall be construed accordingly.

15.2 COMPANY

     The Company may not assign or transfer any or all of its rights (if any) or obligations under this Deed.

15.3 PARENT

     The Parent will not at any time before the Senior Debt Discharge Date
     (except with the written consent of the Agent):

(a)  assign, novate, transfer or dispose of, or create or permit to subsist any security (fixed or floating) over, or declare or create any trust of, any or all of the Junior Debt owing to it or its proceeds or any interest in the Junior Debt or its proceeds, or any other rights or obligations under the Junior Finance Document, or any security therefore, or its commitment to provide the Junior Debt to or in favour of any person;

(b)  subordinate any or all of the Junior Debt or its proceeds to any sums owing by the Company to any person other than to the Senior Debt,

     unless that person agrees with the parties to this Deed that it is bound by all the terms of this Deed as a Parent in the same capacity as the transferring Parent.

15.4 FINANCE PARTIES

     Any Finance Party may assign, novate, transfer or otherwise dispose of all or any of its rights under this Deed.

15.5 MEMORANDUM ON DOCUMENTS

     The Parent will ensure that a memorandum of this Deed will be endorsed on each Junior Finance Document to which it is party.

16.  RIGHTS, AMENDMENTS, WAIVERS, CONSENTS AND DETERMINATIONS

16.1 RIGHTS ADDITIONAL

     The rights and remedies provided in this Deed are cumulative and not exclusive of any other rights or remedies (whether provided by law or otherwise). Where there is any

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     ambiguity or conflict between the rights conferred by law and those conferred by or pursuant to this Deed, the terms of this Deed shall prevail.

16.2 EXERCISE OF RIGHTS

     If the Agent fails to exercise or delays exercising any right under this
     Deed, it will not operate as a waiver of that right. Any single or partial exercise of any right will not preclude any other or further exercise of that right or the exercise of any other right.

16.3 AMENDMENTS, WAIVERS AND CONSENTS

     Any provision of this Deed may be amended, supplemented or novated only if the Company, the Parent and the Agent agree in writing. Any waiver, consent or approval by the Agent under this Deed:

(a)  shall not be effective unless it is in writing;

(b)  may be given subject to any conditions thought fit by the person(s) giving it; and

(c)  shall be effective only in the instance and for the purpose for which it is given.

16.4 DETERMINATIONS

     Any determination by any Finance Party under this Deed shall be conclusive save for manifest error.

17.  MISCELLANEOUS

17.1 PARTIAL INVALIDITY

     The illegality, invalidity or unenforceability of any provision of this
     Deed under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision of this Deed.

17.2 COUNTERPARTS

     This Deed may be executed in any number of counterparts.

17.3 PERPETUITY PERIOD

     The perpetuity period for each trust created by this Deed shall be 80 years.

17.4 WITHHOLDING

     The terms of clause 13.2 (Tax gross-up) of the Facility Agreement shall apply, with any necessary amendments, to any sums payable by the Company or the Parent under this Deed.

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18.  GOVERNING LAW AND JURISDICTION

18.1 GOVERNING LAW

     This Deed shall be governed by and construed in accordance with the laws of
     England.

18.2 JURISDICTION

     Any proceedings relating to a dispute which arises out of or in connection with this Deed ("PROCEEDINGS") shall be brought in the courts of England, save the Agent may also bring Proceedings, whether or not concurrently with other Proceedings, in:

(a)  the courts of the state of New York or any Federal Court sitting in New
     York City; or

(b)  any other courts which would have jurisdiction but for this Clause 18.2,

     and, for the benefit of the Finance Parties, the Company and the Parent submits to the jurisdiction of each such court solely with respect to this
     Deed.

18.3 VENUE

     For the benefit of the Finance Parties, the Company and the Parent irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this
     Clause 18 and any claim that any such Proceedings have been brought in an inconvenient forum. Each party irrevocably waives all right to trial by jury in any Proceedings.

IN WITNESS whereof this Deed has been duly executed as a deed on the date stated
at the beginning.

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                                      -13-

SIGNED as a DEED by ALLIED HEALTHCARE
INTERNATIONAL INC. acting by
                                                    /s/ CHARLES MURPHY
an Officer                                          ............................
and                                                 Officer

a Secretary                                         /s/ LESLIE LEVINSON
                                                    ............................
                                                    Secretary

Address: Stone Business Park, Brooms Road, Stone
Staffordshire ST15 0TL

Fax No: +44 17 8581 9031

Attention: Charles Murphy

SIGNED by

for and on behalf of BARCLAYS BANK PLC in           /s/ MICHAEL JOYNER
the presence of                                     ............................
                                                    Authorised Signatory

                                                    /s/ TIM AUSTRUP
                                                    ............................
                                                    Witness

Address:    5 The North Colonnade
            Canary Wharf
            London E14 4BB

Fax No:     + 44 20 7773 4893

Attention:  Global Loans Agency: Frank Rogers

SIGNED as a DEED by ALLIED HEALTHCARE
GROUP LIMITED acting by
                                                    /s/ SARAH EAMES
a Director                                          ............................
and                                                 Director

a Director/Secretary                                /s/ CHARLES MURPHY

                                                    ............................
                                                    Director/Secretary

Address: Stone Business Park, Brooms Road, Stone
Staffordshire ST15 0TL

Fax No: +44 17 8581 9031

Attention: Charles Murphy

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